EXHIBIT  10(b):  Development Cost Analysis  for  Feasibility
Study.

      DEVELOPMENT COST ANALYSIS FOR FEASIBILITY STUDY
REF:f:archive III               April 9, 2003
disk\devc450b.wb3
Key codes: (#)Done by Client (-)Done by other services (PC)
can be done by Professional Consultants
                                  HISTORICAL     ST.      NEW
                                               GEORGE    HISTORICAL Project
DETAIL                KEYCODE      AVERAGE     CLIPPER   AVERAGE    Time In
                                                                    Days
=============================================================================
MODULE 1: RECIPE & STANDARDS
Create PERT chart        PC         $300.00    $750.00    $525.00
Menu development         #        $2,500.00  $1,800.00  $2,150.00
Purchase system          #          $200.00    $350.00    $275.00
Food costing             #          $500.00    $250.00    $375.00
Menu item pricing        #          $500.00    $250.00    $375.00
Receiving plan           #          $500.00    $450.00    $475.00
BUDGET                            $4,500.00  $3,850.00  $4,175.00   5 days


MODULE 2: PERSONNEL PLANNING FOR BUSINESS PLAN
Job descriptions         PC         $500.00    $900.00    $700.00
Job analysis             PC         $500.00    $900.00    $700.00
Job specifications       PC         $500.00    $900.00    $700.00
Personnel policies       PC         $500.00    $500.00    $500.00
Staffing & usage charts  #          $500.00      $0.00    $250.00
Payroll budgets          #          $500.00      $0.00    $250.00
Hiring procedures        #          $500.00      $0.00    $250.00
Training procedures      #          $500.00      $0.00    $250.00
(Kitchen)
Help wanted ads          #          $300.00    $200.00    $250.00
Interview prospects      #          $300.00      $0.00    $150.00
Pre-opening training     #        $4,600.00 $65,000.00 $34,800.00
Managers
Training Manual at       PC         $750.00  $3,500.00  $2,125.00
employee hiring
BUDGET                            $9,950.00 $71,900.00 $40,925.00  34 days

MODULE 3: MENU RESEARCH
Recipes and methods      #        $1,000.00  $1,200.00  $1,100.00
Cooking Training         #          $500.00  $1,800.00  $1,150.00
Control standards        #          $100.00  $1,200.00    $650.00
Menu item research       #          $100.00    $350.00    $225.00
Buy food cook's training #          $250.00  $2,200.00  $1,225.00
BUDGET                            $1,950.00  $6,750.00  $4,350.00  5 days

MODULE 4: SYSTEMS PLANNING
Pro Forms & Feasibility  PC       $3,250.00 $20,000.00 $11,625.00
& Bizplan
Consult on Cash register ~          $150.00    $500.00    $325.00
system
Development Cost plan    PC           $0.00    $750.00    $375.00
Consultant travel        PC           $0.00  $2,400.00  $1,200.00
Guest check controls     PC           $0.00    $500.00    $250.00
Back-of-house system     #          $500.00  $3,200.00  $1,850.00
Front-of-house system    #          $500.00  $1,800.00  $1,150.00
Set up CPU bookkeeping   #        $1,000.00  $3,200.00  $2,100.00
system
BUDGET                            $5,400.00 $32,350.00 $18,875.00  32 days

MODULE 5: MARKETING
Name/log development     ~        $1,000.00  $1,300.00  $1,400.00
Graphics                 ~          $500.00  $1,500.00  $1,000.00
Art for disposables      ~            $0.00    $750.00    $375.00
Stationery               ~          $200.00    $200.00    $200.00
Menu photography         ~        $1,500.00  $2,500.00  $2,000.00
Signage & consultation   #        $5,000.00  $5,500.00  $5,250.00
Pre-opening P.R.         ~        $1,250.00  $3,000.00  $2,125.00
Pre-open advertising     #        $1,500.00  $2,000.00  $1,750.00
Opening P.R.             ~        $1,000.00  $3,000.00  $2,000.00
Opening advertising      #~       $2,000.00  $5,000.00  $3,500.00
Media party              #        $2,000.00  $2,200.00  $2,100.00
Marketing strategy       PC         $500.00  $2,500.00  $1,500.00
Do a grand opening       #        $6,000.00 $12,000.00  $9,000.00
BUDGET                           $22,450.00 $41,950.00 $32,200.00  20 days

MODULE 6: SITE SELECTION
Strategy-lease/buy       #~           $0.00  $2,500.00  $1,250.00
Site/location strategy   #~           $0.00  $1,500.00    $750.00
Facility size Required   #~           $0.00    $500.00    $250.00
General layout (quick)   #~       $1,500.00  $2,800.00  $2,150.00
Prelim. architectuals    ~        $2,500.00  $5,600.00  $4,050.00
Realty negotiations      #            $0.00  $2,000.00  $1,000.00
Legal/tax  strategies    #~         $500.00  $2,500.00  $1,500.00
Funding the realty       #~           $0.00 $600,000.00 $300,000.00

BUDGET                            $4,500.00 $617,400.00 $310,950.00 15 days

MODULE 7: ACTION PLAN
Final equipment layout   ~            $0.00      $0.00      $0.00

ST. GEORGE CLIPPER       page 1









      DEVELOPMENT COST ANALYSIS FOR FEASIBILITY STUDY
REF:f:archive III               April 9, 2003
disk\devc450b.wb3
Key codes: (#)Done by Client (-)Done by other services (PC)
can be done by Professional Consultants
                                  HISTORICAL     ST.      NEW
                                               GEORGE    HISTORICAL  Project
DETAIL                KEYCODE      AVERAGE     CLIPPER   AVERAGE     Time In
                                                                     Days
=============================================================================

Final equip.mechanical   ~            $0.00       $0.00      $0.00
Bid-out equip. package   ~            $0.00       $0.00      $0.00
Finalize architectuals   ~            $0.00       $0.00      $0.00
Bid-out contractors      ~            $0.00       $0.00      $0.00
Get permits for plans    ~            $0.00       $0.00      $0.00
Get Insurance needed     #            $0.00       $0.00      $0.00
Pick Gen'l contractor    #~           $0.00       $0.00      $0.00
Get electrical sub-C     ~            $0.00       $0.00      $0.00
Get plumbing sub-C       ~            $0.00       $0.00      $0.00
Get HVAC sub-C           ~            $0.00       $0.00      $0.00
Carpentry/walls sub-C    ~            $0.00       $0.00      $0.00
Get floor/ceiling sub    ~            $0.00       $0.00      $0.00
Got decorator sub-C      ~            $0.00       $0.00      $0.00
Get landscape sub-C      ~            $0.00       $0.00      $0.00
List Installer sub-C     ~            $0.00       $0.00      $0.00
Hire equipment mover     ~            $0.00       $0.00      $0.00
Task force inspection    ~#           $0.00       $0.00      $0.00
Revisions & re-dos       ~            $0.00       $0.00      $0.00
BUDGET                                $0.00       $0.00      $0.00  Not apply

MODULE 8: BIDS BUDGET
FF&E layout              ~        $7,000.00  $12,000.00  $9,500.00
Architect work draws     ~       $20,900.00  $30,000.00 $25,450.00
Equip/furniture sperm.   #~       $2,500.00   $4,500.00  $3,500.00
Mechanical engineer      ~            $0.00  $18,000.00  $9,000.00
Electrical               ~       $35,000.00  $95,000.00 $65,000.00
Plumbing                 ~       $42,000.00  $80,000.00 $61,000.00
HVAC                     ~       $38,000.00  $74,000.00 $56,000.00
Site/location demolition ~        $4,200.00   $6,500.00  $5,350.00
Finishing & Decor        ~        $6,700.00  $35,000.00 $20,850.00
package
Install & hookup &       ~        $2,500.00   $5,800.00  $4,150.00
trucking
Contractor fee 18%       ~       $28,000.00  $75,519.00 $51,759.50
Kitchen equipment***     ~       $58,000.00 $105,000.00 $81,500.00
Bar equipment***         ~       $11,500.00  $65,000.00 $38,250.00
Dining Room & Bar        ~       $55,000.00  $90,000.00 $72,500.00
furniture***
Dishroom & Plumbing      ~       $30,000.00  $28,500.00 $29,250.00
Fixtures***
Office & CPU             ~        $1,500.00  $12,500.00  $7,000.00
furniture***
Storefront & Exterior    ~        $5,000.00  $36,250.00 $20,625.00
signage
Carpentry & millwork     ~       $21,000.00  $42,000.00 $31,500.00
Sound system***          #          $900.00   $7,500.00  $4,200.00
Kitchen smallwares***    #        $9,500.00   $4,500.00  $7,000.00
Dining room GC&F &       #       $10,500.00  $26,500.00 $18,500.00
supplies***
Prepair floor, ceiling   ~       $24,000.00  $45,000.00 $34,500.00
Store rooms fixtures***  ~        $2,000.00   $5,800.00  $3,900.00
Alarm system***          ~           $1,200   $4,500.00  $2,850.00
6 Computer registers     ~       $13,350.00  $36,800.00 $25,075.00
terminals***
BUDGET                          $430,250.00 $946,169.00 $688,209.50   60 days

*** Includes delivery &
was tax

MODULE 9: LICENSES & OTHERS
Food license#            #          $800.00   $1,000.00    $900.00
Liquor license           #            $0.00  $10,000.00  $5,000.00
Cigarette license        #            $0.00       $0.00      $0.00
Catering license         #            $0.00       $0.00      $0.00
Bakery license           #            $0.00       $0.00      $0.00
Juke box license         #            $0.00       $0.00      $0.00
Entertainment license    #            $0.00     $500.00    $250.00
Fed. liquor tax stamp    #            $0.00     $125.00     $62.50
Building permits         ~            $0.00     $850.00    $425.00
Refrigeration.           #            $0.00       $0.00      $0.00
inspection
Ventilation inspection   ~            $0.00       $0.00      $0.00
Building Inspection      ~            $0.00       $0.00      $0.00
Electrical inspection    ~            $0.00       $0.00      $0.00
Plumbing Inspection      ~            $0.00       $0.00      $0.00
Sewer inspection         ~            $0.00       $0.00      $0.00
Federal employer No      #            $0.00       $0.00      $0.00
State sales tax No.      #            $0.00       $0.00      $0.00
City sales tax no.       #            $0.00       $0.00      $0.00
ASCAP and BMI fees       #            $0.00     $750.00    $375.00
Sanitation certif.       #          $210.00     $420.00    $315.00
Fire dept. inspection    ~            $0.00       $0.00      $0.00
Health dept. Inspection  ~            $0.00       $0.00      $0.00
BUDGET                            $1,010.00  $13,645.00  $7,327.50   5 days

ST. GEORGE CLIPPER       Page 2






      DEVELOPMENT COST ANALYSIS FOR FEASIBILITY STUDY
REF:f:archive III               April 9, 2003
disk\devc450b.wb3
Key codes: (#)Done by Client (-)Done by other services (PC)
can be done by Professional Consultants
                                  HISTORICAL     ST.      NEW
                                               GEORGE    HISTORICAL  Project
DETAIL                KEYCODE      AVERAGE     CLIPPER   AVERAGE     Time In
                                                                     Days
=============================================================================

MODULE 10: INVENTORIES
Foodstuffs $ Bar       #         $15,000.00  $32,000.00  $23,500.00
Smallwares             #          $5,000.00   $5.600.00   $5,300.00
Auto downpayment       #              $0.00   $4,500.00   $2,250.00
Carry-out              #            $500.00   $4,500.90   $2,500.00
supplies(incl.bev.cups)
Sanitation Supplies    #            $500.00   $2,500.00   $1,500.00
Office &CPU supplies   #            $500.00   $1,200.00     $850.00
Misc                   #          $1,000.00   $3,000.00   $2,000.00
BUDGET                           $22,500.00  $53,300.00  $37,900.00

TOTAL EXPENSES                $502,510.00 $1,787,314.00 $1,144,912.00  3 days
FORECAST

MODULE 11: CASH FLOW
ANALYSES
Open W.C. checking     #        $179,855.00 $2,000,000.00 $1,089,927.50
account
Signage deposit*       #          $8,000.00    $15.000.00    $11,500.00
Advance rent held      #          $9,000.00    $36,000.00    $22,500.00
until end of lease
Sales tax bond         #            $450.00     $4,500.00     $2,475.00
Gas company            #            $600.00     $3,500.00     $2,050.00
Electric company       #            $800.00     $4,500.00     $2,650.00
Phone company          #            $250.00     $1,500.00       $875.00
Leasing prepayments    #            $120.00     $2,400.00     $1,260.00
Insur. pre-payment*    #          $7,500.00    $17,500.00    $12,500.00
Equipment down-pay*    #         $93,000.00   $301,000.00   $197,000.00
Contractor Advance *   #         $10,000.00    $18,879.75    $14,439.88

* Temp. transfer or             $118,500.00   $352,379.75   $235,439.88
other allocated funds
Long term fund                   $11,220.00    $52,400.00    $31,810.00
deposits
CASH REMAINING IN W.C.           $50,135.00 $1,595,220.25   $822,677.63  Not
FUND                                                                     apply


MODULE 12: RESERVE FUNDS
2 Months rent**                 $12,650.00     $34,681.76    $23,665.88
2 weeks payroll**               $28,500.00     $56,024.38    $42,262.19
2 months utilities**             $4,725.00     $10,404.53     $7,564.76
Other deposits**                     $0.00          $0.00         $0.00
5% reserve fund++               $25,000.00     $79,761.01    $52,380.51
Working Capital balance        ($20,740.00) $1,414,348.57   $696,804.28
ongoing**
PRE-OPENING BUDGET required     $50,135.00  $1,595,220.25   $822,677.63
Returned from pre-opening funds $118,500.00   $404,779.75   $261,639.88
TOTAL AVAILABLE BUDGET TO SPEND $97,760.00  $2,000,000.00 $1,048,880.00
WORKING CAPITAL UNUSED          $47,625.00    $212,686.00   $130,155.50  Not
                                                                         apply
Lessor's build out credit added $0.00               $0.00
GRAND TOTAL APPORTIONED FEES
AND CHARGES
TOTAL WORKING DAYS FOR PROJECT                                        179 DAYS
COMPLETION

GRAND TOTAL OF CASH FLOW
PROFESSIONAL DEVELOPMENT                      $300,145.00
LOCATION SITE REALTY                          $600,000.00
FIXTURES, EQUIPMENT AND                       $387,900.00
FURNISHINGS
BUILDOUT & IMPROVEMENTS                       $409,299.00
WORKING CAPITAL UNUSED                        $212,686.00
TOTAL FACILITIES COST                       $2,000,000.00

TOTAL OPTIONAL PC WORK BUDGETED                $33,600.00
UNSPENT CASH *                                $212,686.00
(#~) TOTAL SITE REALTY BUDGETED               $600,000.00
(#) TOTAL CLIENT EXPENSE                      $230,845.00
BUDGETED
(~) TOTAL OTHER SERVICES                      $922,869.00
BUDGETED
TOTAL                                       $2,000,000.00

NOTE *: "UNSPENT CASH" Is working
capital funds not spent or needed at the conclusion of the project as per the budget. It is prudent however, to have these funds available for contingencies.


ST. GEORGE CLIPPER              page 3